SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

CHECK THE APPROPRIATE BOX:

{x}  Preliminary Information Statement
{  } Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d))
{  } Definitive Information Statement

               TECHNOLOGY ACQUISITION CORPORATION

        (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (Check The Appropriate Box):

{x}  No fee required.

{ } Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction
                                      applies: Common Stock
                                      $0.01 Par Value

     2) Aggregate number of securities to which transaction applies:
                                      510,900 shares of
                                      the Post-Split Common Stock

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

          Proposed maximum aggregate value of transaction:

     /__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing..

          1)   Amount Previously Paid:
          2)   Form, Schedule or Registration Statement No:
          3)   Filing Party:
          4)   Date Filed:

               TECHNOLOGY ACQUISITION CORPORATION
                  2807 Allen Street, Suite 713
                      Dallas, Texas 75204

To the stockholders of Technology Acquisition Corporation:

     The attached Information Statement is being delivered to you pursuant to Regulation 14C of the Securities Exchange Act of 1934
(the "Exchange Act").

     Further, this Information Statement is circulated to advise the stockholders of action already approved by written consent of a stockholder who holds a majority of the voting power of our common stock and in accordance with the requirements of Section 14(f) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14(f) thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not be effective until 20 days after the date this Information Statement is mailed to the stockholders. Therefore, this Information is being sent to you for informational purposes only.

               WE ARE NOT ASKING YOU FOR A PROXY
          AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     The action to be effective twenty days after the mailing of this Information Statement is as follows:

1. The approval of a prior reverse stock split of the Company's Common Stock so that for each ten (10) shares of the Company's Common Stock ($0.01 par value) that were issued and outstanding as of October 12, 2003, all said shares are to be converted into one (1) share of the Company's Common Stock effective October 13, 2003 (the "Effective Date") with all fractional shares rounded up to the next whole share
     (the "Reverse Split") except that the Reverse Split shall not affect the shareholdings of those shareholders holding ten (10) or fewer shares of record as of the Effective Date.

       I   encourage  you  to  read  the  Information   Statement
thoroughly,  but you need not take any action at this  time.   No
vote will take place because all required stockholder approvals have been obtained.

                                   Sincerely,



                                   Wilhelm H. Liesner
                                   CEO, President & Director

February 26, 2004
Dallas, Texas

               TECHNOLOGY ACQUISITION CORPORATION
                  2807 Allen Street, Suite 713
                      Dallas, Texas 75204
                    _______________________

                     INFORMATION STATEMENT
                    _______________________

               WE ARE NOT ASKING YOU FOR A PROXY
          AND YOU ARE REQUESTED NOT TO SEND US A PROXY
                    _______________________

   THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
     AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY
                    MATTER DESCRIBED HEREIN.
                   _________________________

     This Summary does not contain all the information that is important to you.

     On October 13, 2003, the holders of approximately 73% of the outstanding shares of the Company's Common Stock (par value
$0.01) voted to approve:

     (1) the reverse split of the Company's Common Stock (par value $0.01) effective October 13, 2003 (the "Effective Date") so that upon effectuation of the split, one (1) New Share of the Company's Common Stock will be issued for each ten (10) shares of the Company's Common Stock currently issued and outstanding with each fractional share rounded up to the next whole share (the "Reverse Split") except that the Reverse Split shall not affect the shareholdings of those shareholders holding ten
          (10) or fewer shares of record as of the Effective
          Date.

     To more fully understand these matters affecting Technology Acquisition Corporation, a Nevada corporation (the "Company"), you should carefully read the entire Information Statement, which is first being mailed to stockholders on or about February 27, 2004 and it is accompanied by a Form 10-KSB Annual Report for the fiscal year ended March 31, 2003 attached hereto and incorporated herein as Annex A.

THE COMPANY HAS NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS INFORMATION STATEMENT AND, IF GIVEN OR MADE, YOU MUST NOT RELY UPON SUCH INFORMATION OR REPRESENTATION AS HAVING BEEN AUTHORIZED BY US OR BY ANY OTHER PERSON.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance with the Exchange Act, the Company files reports, proxy statements, and other information with the U.S. Securities and Exchange Commission (the "Commission"). You may inspect and copy of the reports, proxy statements, and other information filed by us with the Commission at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and as well as the Commission's Regional Offices. You may also call the Commission at 1-800-SEC-0330 for more information about the public reference room, how to obtain copies of documents by mail or how to access documents electronically on the Commission's Web Site at (http://www.sec.gov).

                            SUMMARY

The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this Summary is qualified in its entirety by the more detailed information contained in this Information Statement and the attached annexes. Unless otherwise defined, capitalized terms used in this Summary have the meanings ascribed to them elsewhere in this Information Statement. You are urged to read this Information Statement and the Annexes in their entirety.
_________________________________________________________________

THE STOCKHOLDER
        CONSENT STOCKHOLDER VOTES WILL NOT BE SOLICITED. The General Corporation Law of Nevada allows the Company to take the following actions as authorized by a resolution adopted by the holders of the majority of our outstanding stock entitled to vote thereon. The action approved by a majority of the Company's shareholders on October 13, 2003 (the "Effective Date") were as follows: approve the reverse split of the Company's Common Stock (par value $0.01) so that upon effectuation of the split, one (1) New Share (of the Company's Common Stock) will be issued for each ten (10) shares of the Company's Common Stock then currently issued and outstanding with each fractional share rounded up to the next whole share (the "Reverse Stock Split") except that the
                    Reverse Split shall not affect the share holdings of those shareholders holding of record ten (10) or fewer shares as of the Effective Date. The above resolution was duly adopted by the holder of the majority of our outstanding stock entitled to vote thereon, namely, Wilhelm H. Liesner, who owned 3,737,500 pre-split shares which represented approximately 73% of the Company's Common Stock (par value $0.01). No vote of any other stockholder is necessary and stockholder votes are not being solicited.

THE COMPANY                Technology   Acquisition   Corporation
                    (formerly, Roatan Medical Tech) (the "Company") is incorporated in the State of Nevada and has been a development stage company since its inception. (See "Factors That May Affect Future Results")

THE REVERSE SPLIT OF
THE COMPANY'S
COMMON STOCK              As of October 12, 2003, the Company had
                    approximately 5,109,000 shares of the Company's Common Stock (par value $0.01) outstanding. The Company established October 13, 2003 as the record or effective date (the "Effective Date") for the reverse split of the Company's Common Stock . Under the terms of the Reverse Split, the Company will issue one (1) new share (the "New Share") of the Company's Common Stock for every ten (10) shares (the "Old Shares") of the Company's Common Stock held as of the Effective Date (the "Reverse Split"). All fractional share amounts resulting from the Reverse Split were rounded up to the next whole New Share. The Reverse Split did not affect the share holdings of those shareholders holding of record ten (10) or fewer shares as of the Effective Date.

                    The Reverse Split, as approved by a majority of the Company's shareholder, Wilhelm H.
                    Liesner,  will likely impact the  Company  in
                    several respects. First, the number of Common Shares outstanding was reduced from
                    5,108,616 to 510,900 (after taking into account shares issued to round up any fractional share amounts and the lack of any impact on shareholders whose holdings, of record, were ten (10) or fewer shares). Since the Company's Certificate of Incorporation authorizes an aggregate of 30,000,000 common shares and before the Reverse Split 5,108,616 of these shares had been issued, the reduction in the number of issued and outstanding shares will allow the Company's Board of Directors to issue additional shares of the Company's Common Stock to raise capital, to effect a merger or acquisition of an existing business, and for compensation of employees and consultants. Secondly, the Company believes that if the Company is ever able to successfully develop or acquire a business, there is some possibility that the trading range for the Company's Common Stock may be at a higher level with fewer shares outstanding. Thirdly, the Company is aware that under Rule 3a51-1 of the Securities Exchange Act of 1934, the Company's Common Stock will likely continue to be deemed a Penny Stock (with consequent significant impediments on the potential trading market for the stock) unless the Company is able to increase its net tangible assets above $2,000,000, achieve a listing of the stock on NASDAQ, or otherwise establish a trading level for the stock at or above $5.00 per share. While there can be no assurance that the Company will successfully complete develop or acquire a business or complete a merger or acquisition, increase its net tangible assets above $2,000,000, achieve a listing of the stock on NASDAQ or establish a trading level for the stock at or above $5.00 per share, the Company believes that maintaining a disproportionately high level of shares outstanding relative to the Company's foreseeable operations, sales revenues, and profits will likely result in effectively denying the Company's Common Stock any ability to avoid designation as a "Penny Stock" with the resulting disabilities imposed under Rule 3a51-1 of the Securities Exchange of 1934. At the same time, there can be no assurance that the Company will ever successfully avoid designation as a "Penny Stock" after giving effect to the Reverse Split, that the market price of the Company's Common Stock, after giving effect to the Reverse Split will be ten (10) times greater than the price of the Company's Common Stock before the Reverse Split, or that any shareholder will not lose all or substantially all of their investment in the Company's Common Stock as a result of the Reverse Split.

                    THE STOCKHOLDER CONSENT

     The Nevada General Corporation Law permits the holders of a majority of the shares of its outstanding voting stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the Company's shareholders. Wilhelm H. Liesner owned 3,737,500 pre-split shares of the Company's Common Stock which represented approximating 73% of the Company's Common Stock (par value $0.01) and he approved the Reverse Split of the Company's Common Stock on October 13, 2003. Accordingly, no vote of any other stockholder is necessary and stockholder votes are not being solicited.

Executive Compensation

     The   Company's  Board  of  Directors  has  authorized   the
compensation of its officers with the following annual cash salaries:

                   SUMMARY COMPENSATION TABLE*



              Annual Compensation        Long-Term Compensation

                                         Awards          Payouts

Name                             Other                            LTIP
and                              Annual  Restricted   Securities  Payouts
Principal       Salary   Bonus   Compen-   Stock       Underlying ($)    All Other
Position   Year   ($)     ($)    sation    Awards      Options/   (h)    Compen-
   (a)     (b)    (c)     (d)     ($)       (s)        SARs              sation
                                  (e)       ($)        (#)               ($)
                                            (f)        (g)               (i)


Wilhelm H. 2001  $0       $0*     $0*      ----        0*         $0*    $0*
Liesner    2002  $0                        $25,000(1)
Chief      2003  $39,000*                  ----
Executive
Officer &
Director


Walter     2001  $0                         ----
Brinkmann  2002  $0                        $5,000(2)
Director   2003  $0                         ----


Charles W. 2001  $0                        $20,000(3)
Conn       2002  $0                         ----
Director   2003  $6,000                     ----



Footnotes:
* No other compensation was paid, accrued or received by any of the Company's officers except as follows:
(1) The amount of $39,000 shown for Mr. Liesner in 2003 was accrued but not paid. During 2002, Mr. Liesner was issued 250,000 pre-split restricted shares of the Company's Common Stock for past services rendered to the Company. These shares were valued at $25,000. Mr. Liesner was also issued 1,000,000 pre-split restricted shares in consideration for the license agreement between Mr. Liesner and the Company. Those shares have been valued at $0.01 per share. In November 2001, the Company entered into a License Agreement with Mr. Liesner, the Company's principal stockholder, who is also an officer and director. In accordance with the License Agreement, Mr. Liesner granted the Company an exclusive license to market and sell the Oxywell System in the United States, Puerto Rico, and Canada (the "License Agreement"). On January 2, 2002, the Company's Board of Directors agreed to transfer 330,000 shares of common stock held in Healthbridge, Inc. to Mr. Liesner in payment for past services rendered and in full satisfaction of $61,305 in shareholder loans advanced through December 31, 2001. The shares were valued at the closing bid price of January 2, 2002 of $0.23 per share totaling a value of $75,900. (See the accompanying Form 10-KSB for the fiscal year ending March 31, 2003 as attached). In addition, the Company owed, as of March 31, 2003, certain monies for office space from two companies controlled by Mr. Liesner which totaled $5,350.
(2) During 2002, Mr. Brinkmann was issued a total of 50,000 pre-split restricted shares which have been valued at $5,000 for past services rendered to the Company.
(3) During 2002, Mr. Conn was issued a total of 200,000 pre-split restricted shares, which have been valued at $20,000 for past services rendered to the Company.

Compensation of Directors

     Except as may be approved from time to time by the Company's Board of Directors, the Company's directors are not currently compensated on a regular basis for their services as a director of the Company and each does not receive any reimbursement for out-of-pocket costs incurred in attending meetings. The
Company's compensation policies are subject to change and the Board of Directors may approve or establish such compensation arrangements from time to time as it deems appropriate in view of the Company's requirements.

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth information relating to the beneficial ownership of Company common stock by those persons beneficially holding more than 10% of the Company's common stock, by the Company's directors and executive officers, and by all of the Company's directors and executive officers as a group as of February 19, 2004.





      (1)               (2)             (3)         (4)
                     Name And        Amount And
                    Address Of       Nature Of
   Title Of         Beneficial       Beneficial   Percent
     Class             Owner           Owner         Of
                                                   Class


Common Stock(1)  Wilhelm H.          373,750(2)   73.16%(2)
                 Liesner
                 2807 Allen
                 Street,
                 Suite 713
                 Dallas, Texas
                 75204


                 Walter Brinkmann     7,500 (2)    1.47%(2)
                 2807 Allen Street
                 Suite 713
                 Dallas Texas
                 75204

                 Charles W. Conn      25,000 (2)   4.89%(2)
                 2807 Allen Street
                 Suite 713
                 Dallas, Texas
                 75204

                 Tanja Leonard
                 2807 Allen Street     7,500 (2)    1.47%(2)
                 Suite 713
                 Dallas, Texas
                 75204






Total for all
persons as a                           413,750      80.99%
group (4
persons)
____________
Footnotes:
1.   All  of  the persons shown hold only shares of the Company's
Common Stock.
2. The address shown for each person is, for convenience, the Company's mailing address at 2807 Allen Street, Suite 713, Dallas, Texas 75204. All of the shares shown are held directly by the named stockholder. Finally, all of the amounts shown are computed after giving effect to the Reverse Split of the Company's Common Stock approved by a majority of the Company's shareholders on October 13, 2003.

Directors and Executive Officers

       The   names  and  ages  of  the  Directors  and  Executive
Officers of the Company are as follows:

     Name                Age    Position              Since

     Wilhem  H.  Liesner  69    CEO, President,
                                and  Director          1996

     Walter Brinkmann     60    Director               2001

     Charles W. Conn      65    Director               2001

     Tanja Leonard        37    Secretary & Treasurer  1996

     The Directors serve until the next annual meeting of shareholders or until their successors are elected.

Interest of Certain Persons in or Opposition to Matters to be Acted Upon

     The percentage interest of Wilhelm H. Liesner who currently owns and controls approximately 73.16% of the Company's common stock and who, with the officers and directors of the Company, collectively control approximately 80.01% of the Company's Common Stock were not and will not be changed or affected in any way as a result of the Reverse Split.

     The Company is not aware of any director who has or will oppose the Reverse Split or any other persons who have expressed, in writing, any opposition to the Reverse Split.

Proposals by Security Holders

     The Company's Board of Directors does not know of any matters that are to be presented to the stockholders for their approval and consent pursuant to the written consent of stockholders other than those referred to in this Information Statement.

Delivery of Documents to Security Holders Sharing an Address

     One  Information  Statement will be  delivered  to  multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders. Upon receipt of such notice, the Company will undertake to deliver promptly  a  separate copy of the Information  Statement  to  the stockholder at the shared address to which a single copy of the documents was delivered and provide instructions as to how the stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement. In the event a stockholder desires to provide such a notice to the Company such notice may be given verbally by telephoning the Company's offices at (214) 948-2990 or by mail to the Company's mailing address at 2807 Allen Street, Suite 713, Dallas, Texas 75204.


By Order of the Board of Directors


Wilhelm H. Liesner
CEO, President & Director
February  26, 2004

Factors That May Affect Future Results

1. Limited Revenues; Lack of Operations; Risk of Loss. The Company faces all of the risks inherent in development stage company, coupled with the risks involved with being what is often characterized a blind pool/blank check company. Since the Company has not completed an evaluation of potential business opportunities or acquisition or merger opportunities, there is no information at this time upon which to base an assumption that its plans will either materialize or prove successful. There can be no assurance that any of the Company's plans or proposed business activities will result in any operating revenues or profits. The Company's auditor's have also raised substantial doubt as to the Company's ability to continue as a going concern. Investors should be aware that they may lose all or substantially all of their investment.

2. Absence of Full-Time Employees & Control by Officer. The Company has no full-time employees and management and none of its officers devotes their full time to the Company's proposed business affairs. None of the officers or directors receives a salary, but are reimbursed for any expenses they may incur in the activities of the Company. Due to the fact that no salaries are paid to officers of the Company and that members of management are engaged in activities outside the operation of the Company, the ability and speed for the Company to implement any business plan or to effect a merger or acquisition may be significantly impaired. More than 73% of the Company's Common Stock is owned by Mr. Liesner. As a result, the Company's stockholders will have little or ability to influence or control the Company.

3. Reliance Upon Officer; Limited Time to Devote to Company Business. The Company is dependent upon the personal efforts and abilities of Mr. Wilhelm H. Liesner, who devotes only limited time to the affairs of the Company. The officers and directors of the Company have certain business experience but have limited experience in acquisition or merger activities. The officers and directors have not agreed to expend any specific amount of time on behalf of the Company, but will devote such time as necessary to identify and consummate a merger or acquisition.

4. Limited Financial Resources And Need for Additional Financing. The Company's financial resources are minimal. The Company needs to obtain additional financing from the sale of the Company's Common Stock, Preferred Stock, debt, or some combination thereof in order to undertake an evaluation of possible business plans and opportunities. The Company's ability to operate as a going concern is contingent upon its receipt of additional financing through private placements or by loans. The Company's business may require additional funds in the future. There can be no assurance that if additional funds are required they will be available, or, if available, that they can be obtained on terms satisfactory to Management. In the event the Company elects to issue common stock to raise additional capital, any rights or privileges attached to such stock may either (i) dilute the percentage of ownership of the already issued common shares or
(ii) dilute the value of such shares. No rights or privileges have been assigned to the stock and any such rights and privileges will be at the total discretion of the Board of Directors of the Company. There can be no guarantee that the Company will be able to obtain additional financing, or if successful, that it will be able to do so on terms that are reasonable in light of current market conditions.

5. Limited Trading Market for Common Stock. The Company's Common Stock is traded (OTC) on the Electronic Bulletin Board. Trading for the stock is sporadic and at present there is a limited market for the Company's Common Stock. At the present time, there is a limited public market for the Company's Common Stock, and there can be no assurance that a market will in fact develop. Even if a market does develop, it may not be sustained.

6. Lack of Revenues And Development Stage Company. The Company faces all of the risks inherent in evaluating a new business. There is no information at this time upon which to base an assumption that its plans will either materialize or prove successful. There can be no assurance that any of the Company's business activities will result in any operating revenues or profits. Investors should be aware that they may lose all or substantially all of their investment.

7. Lack of Dividends & Competition. The company has not paid dividends and does not contemplate paying dividends in the foreseeable future. The Company is an insignificant participant among firms which engage in business combinations with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than the Company. In view of the Company's limited financial resources and management availability, the Company will continue to be at significant competitive disadvantage vis-a-vis the Company's competitors.

8. Regulation & Taxes. The Investment Company Act of 1940 defines an "investment company" as an issuer which is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading of securities. While the Company does not intend to engage in such activities, the Company could become subject to regulation under the Investment Company Act of 1940 in the event the Company obtains or continues to hold a minority interest in a number of development stage enterprises. The Company could be expected to incur significant registration and compliance costs if required to register under the Investment Company Act of 1940. Accordingly, management will continue to review the Company's activities from time to time with a view toward reducing the likelihood the Company could be classified as an "investment company."

9. Possible Rule 144 Stock Sales. A significant number of the Company's outstanding Common Stock are "restricted securities" and may be sold only in compliance with Rule 144 adopted under the Securities Act of 1933 or other applicable exemptions from registration. Rule 144 provides that a person holding restricted securities for a period of two years may thereafter sell in brokerage transactions, an amount not exceeding in any three month period the greater of either (i) 1% of the Company's outstanding Common Stock, or (ii) the average weekly trading volume during a period of four calendar weeks immediate preceding any sale. Persons who are not affiliated with the Company and who have held their restricted securities for at least three
years  are  not  subject to the volume limitation.   Possible  or
actual sales of the Company's Common Stock by present shareholders under Rule 144 may have a depressive effect on the price of the Company's Common Stock in any market which may develop.

10. Risks of Low Priced Stocks. Limited and sporadic trading for the Company's Common Stock currently exists in the over-the-counter market in the so-called "pink sheets," or the NASD's "Electronic Bulletin Board." Consequently, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Company's securities. In the absence of a security being quoted on NASDAQ, or the Company having $2,000,000 in net tangible assets, trading in the Common Stock is covered by Rule 3a51-1 promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities. Under such rule, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale. Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities
Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock. The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules. In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving the penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale.

     Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and if the broker/dealer is the sole market-maker, the broker/dealer must disclose this fact and its control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years),
(ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market-maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives. Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less then $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increased in NASDAQ's maintenance requirements. The Company's securities are subject to the above rules on penny stocks and the market liquidity for the Company's securities could be severely affected by limiting the ability of broker/dealers to sell the Company's securities.